UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	March 14, 2005

THE PROCTER & GAMBLE COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 983-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
SIGNATURE
EXHIBITS
EX-99.1
EX-99.2
EX-99.3
EX-99.4

ITEM 8.01 OTHER EVENTS

      The information contained in this Form 8-K revises the classification of certain investments, along with the cash flow impacts, on the Consolidated Balance Sheets and Consolidated Statements of Cash Flows for The Procter & Gamble Company and consolidated subsidiaries (the “Company”). The Company believes this change in classification, which reflects the converging interpretations of the accounting treatment of auction rate securities, is not material to its financial condition and cash flows. In addition, it has no effect on the amounts of total current assets, total assets, or operating cash flows of the Company. The reclassification in no way revises or restates the Company’s Consolidated Statements of Earnings.

      The Company has reclassified its investments in auction rate securities as current investment securities. These auction rate securities, which have interest rate reset dates every 90 days or less but maturity dates greater than 90 days, were included in cash and cash equivalents in previous periods in the following amounts:

June 30, 2003 – $484 million
June 30, 2004 – $1,237 million
September 30, 2004 – $1,422 million
December 31, 2004 – $1,275 million

      Exhibit 99-1 contains the financial statements for the year ended June 30, 2004 conformed for the reclassification of auction rate securities as short-term investments. The financial statements, conformed for the change, will become the historical financial statements of The Procter & Gamble Company and consolidated subsidiaries for currently open and future filings with the Securities and Exchange Commission.

      Exhibit 99-2 contains Item 1 of Procter & Gamble’s Quarterly Report on Form 10-Q for the period ended September 30, 2004 conformed for the reclassification of auction rate securities as short-term investments. The financial statements, conformed for the change, will become the historical financial statements of The Procter & Gamble Company and consolidated subsidiaries for currently open and future filings with the Securities and Exchange Commission.

      Exhibit 99-3 contains Item 1 of Procter & Gamble’s Quarterly Report on Form 10-Q for the period ended December 31, 2004 conformed for the reclassification of auction rate securities as short-term investments. The financial statements, conformed for the change, will become the historical financial statements of The Procter & Gamble Company and consolidated subsidiaries for currently open and future filings with the Securities and Exchange Commission.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/S/ CHRIS B. WALTHER

Chris B. Walther, Assistant Secretary
March 14, 2005

EXHIBITS

Exhibits:

Exhibit (99-1)	Financial Statements and Supplementary Data under Items 1, 6, 7 and 8 of Procter & Gamble’s Annual Report on Form 10-K for the fiscal year ended June 30, 2004 and the Form 8-K filed on October 22, 2004 reflecting certain changes to the Company’s segment reporting, and conformed for the reclassification of auction rate securities as short-term investments.

Exhibit (99-2)	Item 1 of Procter & Gamble’s Quarterly Report on Form 10-Q for the period ended September 30, 2004. The Consolidated Balance Sheets as of September 30, 2004 and June 30, 2004 and the Consolidated Statements of Cash Flows for the three months ended September 30, 2004 and September 30, 2003 were conformed for the reclassification of auction rate securities as short-term investments.

Exhibit (99-3)	Item 1 of Procter & Gamble’s Quarterly Report on Form 10-Q for the period ended December 31, 2004. The Consolidated Balance Sheets as of December 31, 2004 and June 30, 2004 and the Consolidated Statements of Cash Flows for the six months ended December 31, 2004 and December 31, 2003 were conformed for the reclassification of auction rate securities as short-term investments.

Exhibit (99-4)	Consent of Deloitte & Touche LLP